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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 5, 2021 (July 30, 2021)

Date of Report (date of earliest event reported)

ROVER GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of principal executive offices)	(Zip Code))

(888) 453-7889

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ROVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 30, 2021 (the “Closing Date”), Rover Group, Inc., a Delaware corporation (the “Company”), f/k/a Nebula Caravel Acquisition Corp. (“Caravel”), consummated the previously announced merger pursuant to that certain Business Combination Agreement dated February 10, 2021 (the “Business Combination Agreement”), by and among Caravel, Fetch Merger Sub Inc., a Delaware corporation (“Merger Sub”), and A Place for Rover, Inc. (d/b/a Rover), a Delaware Corporation (“Legacy Rover”) following the approval at a special meeting of the stockholders of Caravel held on July 28, 2021 (the “Special Meeting”).

Pursuant to the terms of the Business Combination Agreement, a business combination between Caravel and Legacy Rover was effected through the merger of Merger Sub with and into Legacy Rover, with Legacy Rover surviving as the surviving company and as a wholly-owned subsidiary of Caravel (together with the other transactions described in the Business Combination Agreement, the “Merger”). On the Closing Date, the registrant changed its name from Nebula Caravel Acquisition Corp. to “Rover Group, Inc.”

At the effective time of the Merger (the “Effective Time”), and subject to the terms and conditions of the Business Combination Agreement, each share of Legacy Rover preferred stock, par value $0.00001 per share, that was convertible into a share of Legacy Rover common stock was canceled and converted into the right to receive a number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) equal to 1.0379 (the “Exchange Ratio”), such that each converted share of Legacy Rover preferred stock was no longer outstanding and ceased to exist, and each holder of Legacy Rover preferred stock thereafter ceased to have any rights with respect to such shares.

At the Effective Time, each share of Legacy Rover common stock, par value $0.00001 per share, was canceled and converted into the right to receive a number of shares of Class A Common Stock equal to the Exchange Ratio.

No fractional shares of Class A Common Stock were issued upon the exchange of Legacy Rover preferred stock or Legacy Rover common stock. Any fractional shares were rounded down to the nearest whole share of Class A Common Stock, and cash paid in lieu of fractional shares.

At the Effective Time, each option to purchase shares of Legacy Rover common stock (a “Legacy Rover Option”) that was outstanding immediately prior to the Effective Time, whether vested or unvested, was automatically converted into an option to purchase shares of Class A Common Stock with the same terms except for the number of shares exercisable and the exercise price, using the exchange ratio of 1.2006.

Upon completion of the Merger, and in accordance with the terms of the Business Combination Agreement, 32,434,987 shares of Legacy Rover common stock and 87,496,938 shares of Legacy Rover preferred stock were also cancelled and converted into the right to receive a pro rata portion of up to 22,500,000 shares of Class A Common Stock in the aggregate that will be issued at a future date should the Class A Common Stock achieve certain tiered trading price thresholds during the seven year period immediately following the Closing Date (the “Earnout Shares”). The amount of Earnout Shares reserved for potential issuance to Legacy Rover stockholders was calculated based upon a formula set forth in the Business Combination Agreement based on a portion of the value of such Earnout Shares deemed to be earned upon the exercise of Legacy Rover Options and Legacy Rover warrants assumed by the Company in the Merger.

As of the open of trading on August 2, 2021, the Class A Common Stock and warrants of the Company (the “Warrants”), formerly those of Caravel, began trading on the Nasdaq Global Select Market under the symbols “ROVR” and “ROVRW”, respectively.

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms “Company,” “Registrant,” “we,” “us,” and “our” refer to the parent entity formerly named Nebula Caravel Acquisition Corp., after giving effect to the Merger, and as renamed Rover Group, Inc.

A description of the Merger and the terms of the Business Combination Agreement are included in the definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2021 (the “Proxy Statement”) in the sections entitled “Proposal No.1—The Business Combination” and “The Business Combination Agreement.”

On July 30, 2021, a number of accredited investor purchasers (each, a “PIPE Investor”) purchased from the Company an aggregate of 5,000,000 shares of Class A Common Stock (the “PIPE Investment”), for a purchase price of $10.00 per share and an aggregate purchase price of $50.0 million (the “PIPE Shares”), each pursuant to separate subscription agreement (each, a “PIPE Subscription Agreement”), entered into effective as of February 10, 2021. Pursuant to the PIPE Subscription Agreements, the Company gave certain registration rights to the PIPE Investors with respect to the PIPE Shares. The sale of PIPE Shares was consummated concurrently with the closing of the Merger (the “Closing”).

A description of the PIPE Subscription Agreements is included in the Proxy Statement in the section entitled “Certain Agreements Related to the Business Combination” in the subsection entitled “PIPE Subscription Agreements” beginning on page 152 of the Proxy Statement, and that information is incorporated herein by reference.

On July 30, 2021, True Wind Capital II, L.P. and True Wind Capital II-A, L.P. (together, the “TWC Funds”) purchased from the Company an aggregate of 8,000,000 shares of Class A Common Stock, for a purchase price of $10.00 per share and an aggregate purchase price of $80 million (the “Backstop Shares”), pursuant to that certain backstop subscription agreement entered into as of February 10, 2021 (the “Sponsor Backstop Subscription Agreement”). Pursuant to the Sponsor Backstop Subscription Agreement, the TWC Funds agreed to purchase shares of the Company’s Class A Common Stock in an aggregate amount of up to $50.0 million (or such greater amount at the election of the TWC Fund) to the extent of the amount of any redemption of shares of Class A Common Stock and an additional amount of up to $50.0 million if mutually agreed with Legacy Rover. The sale of Backstop Shares was consummated concurrently with the Closing of the Merger. On July 30, 2021, BBCM Master Fund Ltd., a Delaware limited partnership (“Broad Bay”) purchased from the Company an aggregate of 1,000,000 shares of Class A Common Stock, for a purchase price of $10.00 per share and an aggregate purchase price of $10.0 million pursuant to an assignment and assumption agreement entered into between Broad Bay, TWC Funds, and Caravel on July 26, 2021 (the “Assignment Agreement”).

A description of the Sponsor Backstop Subscription Agreement is included in the Proxy Statement in the section entitled “Certain Agreements Related to the Business Combination” in the subsection entitled “Sponsor Backstop Subscription Agreement” beginning on page 151 of the Proxy Statement, and that information is incorporated herein by reference.

The foregoing descriptions of the Business Combination Agreement, the PIPE Subscription Agreement, the Sponsor Backstop Subscription Agreement, and the Assignment Agreement are summaries only and are qualified in their entirety by the full text of (i) the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference, (ii) the PIPE Subscription Agreement, which is attached hereto as Exhibit 10.5 and incorporated herein by reference, (iii) the Sponsor Backstop Subscription Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference, and (iv) the Assignment Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

As of July 30, 2021, there were 157,199,138 shares of Class A Common Stock issued and outstanding.

Item 1.01Entry into a Material Definitive Agreement.

Stockholder Lock-Up Agreement

In connection with the transactions contemplated by the Business Combination Agreement (the “Transactions”), on the Closing Date, Caravel, Nebula Caravel Holdings, LLC (the “Sponsor”), certain affiliates of the Sponsor, and certain Legacy Rover stockholders entered into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which they agreed, subject to enumerated customary exceptions, not to transfer shares of Class A Common Stock for a period of 6 months after the Closing Date, provided that, if during such six-month period the volume weighted average price of Class A Common Stock is greater than or equal to $16.00 over any twenty trading days within any thirty trading day period (“Triggering Event III”), 50% of each applicable holder’s shares shall be released from such lock-up on the later of (i) Triggering Event III and (ii) the date that is 90 days after the Closing Date. In addition, Legacy Rover equityholders will be subject to substantially similar lock-up terms pursuant to the Company’s Amended and Restated Bylaws effective as of the Closing Date.

The foregoing descriptions of the Lock-Up Agreement and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by the full text of the form of Lock-Up Agreement and Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 10.7 and 3.2, respectively, and are incorporated herein by reference.

Indemnification Agreements

In connection with the Transactions, on the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the Form of Indemnification Agreement, which is attached hereto as Exhibit 10.17 and incorporated herein by reference.

Investor Rights Agreement

In connection with the Transactions, on the Closing Date, the Company, the Sponsor, certain affiliates of the Sponsor and certain Legacy Rover stockholders entered into an investor rights agreement (the “Investor Rights Agreement”). The Investor Rights Agreement provided that (i) the Company would register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Class A Common Stock and other equity securities of the Company that are held by the parties thereto from time to time, (ii) in the event that the Company sold Backstop Shares (as defined in the Sponsor Backup Subscription Agreement) with an aggregate purchase price of at least $15 million, the Company would include one individual designated by the Sponsor in the slate of nominees recommended by the Company’s board of directors (the “Board”) (or duly constituted committee thereof) for election as directors at each annual meeting of stockholders at which such nominee’s term expires, subject to the Sponsor and its Affiliates (as defined in the Business Combination Agreement) beneficially owning a certain minimum number of shares of Class A Common Stock and (iii) the Company would waive the corporate opportunities doctrine with respect to the Sponsor, its affiliates (including portfolio companies), their respective investors and the director nominees of the foregoing.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Investor Rights Agreement, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Subordinated Credit Facility

On July 27, 2021, the Company executed a payoff letter to repay in full all amounts due and owing, and terminate all commitments and obligations under, that Mezzanine Loan and Security Agreement, dated August 5, 2019, by and among Silicon Valley Bank and WestRiver Innovation Lending Fund VIII, L.P. (the “Lenders”) and the Company (the “Loan Agreement”). Pursuant to the payoff letter, the Company has agreed to pay to the Lenders approximately $31.1 million, which includes pay-off amounts for principal, interest, fees, reimbursement of expenses and other items. The material terms of the Loan Agreement are described in Note 9 to Legacy Rover’s Notes To Consolidated Financial Statements in the Proxy Statement beginning on page F-26, and that information is incorporated herein by reference.

The foregoing summary of the Loan Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Loan Agreement, which is attached hereto as Exhibit 10.12 and incorporated herein by reference.

PPP Loan

On July 27, 2021, the Company executed a payoff letter to repay in full all amounts due and owing, and terminate all commitments and obligations under, the unsecured loan it was granted in April 2020 in accordance with the Paycheck Protection Program, established pursuant to the recently enacted Coronavirus Aid, Relief, and Economic Security Act and administered by the U.S. Small Business Administration.

The unsecured loan (the “PPP Loan”) is evidenced by a promissory note of the Company in the principal amount of $8.1 million (the “Note”) with Silicon Valley Bank (the “Lender”). Pursuant to the payoff letter, the Company has agreed to pay to the Lender approximately $8.2 million, which includes pay-off amounts for principal, interest, fees, reimbursement of expenses and other items.

The material terms and conditions of the Loan Agreement and the PPP Loan are described in Note 9 to Legacy Rover’s Notes To Consolidated Financial Statements in the Proxy Statement beginning on page F-26, and that information is incorporated herein by reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference into this Item 2.01.

As previously reported, at the Special Meeting, the Company’s stockholders approved the Merger. On July 30, 2021, the parties to the Business Combination Agreement completed the Merger.

Holders of 14,677,808 shares of Caravel common stock exercised their right to redeem such shares for cash at a price of approximately $10.00 per share for aggregate payments of approximately $146.8 million.

At the Closing, an aggregate of 32,434,987 shares of Legacy Rover common stock and 87,496,938 shares of Legacy Rover preferred stock were exchanged for an aggregate of 124,477,819 shares of Class A Common Stock.

Immediately after giving effect to the completion of the Merger and the issuance of the PIPE Shares, there were outstanding:

•	157,199,138 shares of Class A Common Stock; and
•	8,074,164 Warrants, comprised of 5,500,000 public warrants and 2,574,164 private placement warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share.

The material terms and conditions of the Business Combination Agreement are described in the Proxy Statement in the sections entitled “Proposal No. 1—The Business Combination Proposal” and “The Business Combination Agreement”, which are incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Caravel was immediately before the Merger, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Caravel, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K and some of the information incorporated herein by reference contain forward-looking statements within the meaning of the federal securities laws. Accordingly, such forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, including, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of future performance.

Forward-looking statements generally relate to future events or future financial or operating performance. Although the Company believes its expectations, strategy, plans or intentions reflected in or suggested by these forward-looking statements are reasonable, there cannot be assurance that the Company will achieve or realize these expectations, strategy, plans or intentions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. In some cases, you can identify forward-looking statements because such statements are preceded by, followed by or contain words such as “anticipate,” “might,” “possible,” “strive,” “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “contemplate,” “believe,” “estimate,” “predict,” “potential”, “project” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Not all forward-looking statements contain such identifying words and the absence of such identifying words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s view as of any subsequent date. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Forward-looking statements contained in this Current Report on Form 8-K and in any document incorporated by reference in this Report may include, but are not limited to, statements about:

•	the Company’s ability to recognize the anticipated benefits of the Merger;
•	the Company’s financial performance following the Merger;
•	the effects of the COVID-19 pandemic on the Company’s business;
•	the Company’s ability to retain existing or attract new pet parents and pet care providers;
•	the strength of the Company’s network, effectiveness of its technology, and quality of the offerings provided through its platform;
•	the Company’s ability to match pet parents with high quality and well-priced offerings;
•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, and plans;

•	the Company’s assessment of and strategies to compete with its competitors;
•	the Company’s ability to maintain and protect its brand reputation;
•	the Company’s assessment of its trust and safety record;
•	the Company’s ability to attract and retain talent and the effectiveness of its compensation strategies and leadership;
•	changes in applicable laws or regulations;
•	technological disruptions, privacy or data breaches, the loss of data or cyberattacks;
•	expansion plans and opportunities;
•	the outcome of any known and unknown litigation and regulatory proceedings; and
•	other factors detailed in the section entitled “Risk Factors” beginning on page 36 of the Proxy Statement and incorporated herein by reference.

The foregoing list does not contain all of the forward-looking statements made in this Current Report on Form 8-K and in any document incorporated by reference in this Report. The forward-looking statements contained in this Current Report on Form 8-K and in any document incorporated herein by reference are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Proxy Statement in the section entitled “Risk Factors”, and that information is incorporated herein by reference. The risks described in the section entitled “Risk Factors” are not exhaustive. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

Business

The business of the Company prior to the Merger is described in the Proxy Statement in the section entitled “Information About Rover” beginning on page 181 of the Proxy Statement, and that information is incorporated herein by reference.

The Company’s investor relations website is located at https://investors.rover.com/ . The Company uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. The Company also makes available, free of charge, on its investor relations website under https://investors.rover.com/financial-information/sec-filings , its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 36 of the Proxy Statement, and that information is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial data of Legacy Rover for the years ended December 31, 2020, 2019, and 2018 and for the three months ended March 31, 2021 and 2020, and its selected historical consolidated balance sheet information as of December 31, 2020 and 2019 and March 31, 2021 are included in the Proxy Statement in the section entitled “Selected Historical Consolidated Financial Data of Rover” beginning on page 28 of the Proxy Statement, and that information is incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements

The unaudited consolidated financial statements of Legacy Rover as of and for the three months ended March 31, 2021 and 2020 have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement beginning on Page F-42 of the Proxy Statement, which are incorporated herein by reference.

These unaudited consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Rover as of and for the years ended December 31, 2020, 2019, and 2018, and the related notes included in the Proxy Statement beginning on page F-2 of the Proxy Statement, and that information is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for year ended December 31, 2020 is set forth on Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Rover Management’s Discussion and Analysis of Financial Condition and Results of Operations”, beginning on page 207 of the Proxy Statement, and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Rover Management’s Discussion and Analysis of Financial Condition and Results of Operations in the subsection entitled “Quantitative and Qualitative Disclosures About Market Risk” beginning on page 238 of the Proxy Statement, and that information is incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Information About Rover” in the subsection entitled “Facilities” beginning on page 195 of the Proxy Statement, and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s Class A Common Stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Class A Common Stock;
•	each of the Company’s executive officers and directors; and
•	all of the executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Company stock issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Class A Common Stock is based on 157,199,138 shares of Class A Common Stock outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each beneficial owner named in the table below has the sole voting and investment power with respect to all shares of Class A Common Stock beneficially owned by such beneficial owner.

Name of Beneficial Owner(1)	Number of Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
Greater than Five Percent Holders
Nebula Caravel Holdings, LLC(2)	13,799,126	8.8%
Funds affiliated with Foundry Ventures(3)	17,765,163	11.3%
Funds affiliated with Madrona Ventures(4)	24,016,697	15.3%
Funds affiliated with Menlo Ventures(5)	15,340,706	9.8%
Funds affiliated with TCV(6)	8,062,197	5.1%
Named Executive Officers and Directors
Adam H. Clammer(7)	13,799,126	8.8%
Kristina Leslie	—	—
Aaron Easterly(8)	7,039,565	4.4%
Tracy Knox(9)	1,145,495	*
Brent Turner(10)	2,615,718	1.6%
Greg Gottesman(11)	49,850	*
Susan Athey(12)	277,825	*
Megan Siegler(13)	—	—
Venky Ganesan(14)	15,340,706	9.8%
Scott Jacobson(15)	24,016,697	15.3%
All Directors and Executive Officers of Rover After the Merger (10 Individuals)	64,284,982	38.9%

*Less than 1%

(1)Unless otherwise noted, the business address of each of these shareholders is c/o Rover Group, Inc. 720 Olive Way, 19th Floor, Seattle, WA 98101.

(2)Nebula Caravel Holdings, LLC is the record holder of the shares reported herein. True Wind Capital II is the managing member of Nebula Caravel Holdings, LLC. Mr. Clammer is a managing member of True Wind Capital GP II, LLC, the General Partner of True Wind Capital II. As such, he may be deemed to have or share beneficial ownership of the Class A Common Stock held directly by Nebula Caravel Holdings, LLC. Mr. Clammer disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)Consists of (a) 11,595,833 shares of Class A Common Stock, which are held of record by Foundry Venture Capital 2013, L.P. and (b) 6,169,330 shares of Class A Common Stock, which are held of record by Foundry Group Next, L.P. (collectively referred to as “Foundry Group”). The business address of Foundry Group is 1050 Walnut Street, Suite 210, Boulder, CO 80302.

(4)Consists of (a) 23,420,754 shares of Class A Common Stock, which are held of record by Madrona Venture Fund IV, LP and (b) 595,945 shares of Class A Common Stock, which are held of record by Madrona Venture Fund IV-A, LP (collectively referred to as “Madrona Ventures”). The business address of Madrona Ventures is 999 Third Ave., 34th Floor, Seattle, Washington 98104.

(5)Consists of (a) 9,968,036 shares of Class A Common Stock, which are held of record by Menlo Ventures XI, LP, (b) 4,905,263 shares of Class A Common Stock, which are held of record by Menlo Special Opportunity Fund, L.P., (c) 387,647 shares of Class A Common Stock, which are held of record by MMEF XI, LP and (d) 79,761 shares of Class A Common Stock, which are held of record by MMSOP, L.P. (collectively referred to as “Menlo Ventures”). The business address of Menlo Ventures is 2884 Sand Hill Road, Suite 100, Menlo Park, CA  94025.

(6)Consists of (a) 5,736,615 shares of Class A Common Stock, which are held of record by TCV VIII, L.P. (b) 1,546,981 shares of Class A Common Stock, which are held of record by TCV VIII (A), L.P., (c) 422,310 shares of Class A Common Stock, which are held of record by TCV Member Fund, L.P and (d) 356,290 shares of Class A Common Stock, which are held of record by TCV VIII (B), L.P. (collectively referred to as “TCV”). The business address of TCV is 250 Middlefield Road, Menlo Park, CA 94025.

(7)Consists of the shares described in footnote (2) above (Nebula Caravel Holdings, LLC).

(8)Consists of (a) 2,785,800 shares of Class A Common Stock and (b) consists of options to purchase 5,632,346 shares subject to options held by Mr. Easterly, 4,253,765 shares of which will be exercisable and vested within 60 days of July 30, 2021.

(9)Consists of 1,518,484 shares of Class A Common Stock subject to options held by Ms. Knox, 1,145,495 shares of which will be exercisable and vested within 60 days of July 30, 2021.

(10)Consists of (a) 311,372 shares of Class A Common Stock and (b) 2,740,661 shares subject to options held by Mr. Turner, 2,615,718 shares of which will be exercisable and vested within 60 days of July 30, 2021.

(11)Consists of 49,850 shares of Class A Common Stock held of record by Mr. Gottesman. Mr. Gottesman is also a minority investor and former general partner in funds affiliated with Madrona Ventures which beneficially own 15.3% of Rover. Mr. Gottesman does not have voting or dispositive control over such funds.

(12)Consists of options to purchase 277,825 shares of Class A Common Stock held by Ms. Athey, all of which are exercisable within 60 days of July 30, 2021.

(13)Ms. Siegler is a minority investor in entities affiliated with Spark Capital Growth Fund, L.P. / Spark Capital Growth Founders Fund, L.P., which beneficially own less than 5% of Rover. Ms. Siegler does not have voting or dispositive control over such funds.

(14)Consists of the shares described in footnote (5) above (funds affiliated with Menlo Ventures).

(15)Consists of the shares described in footnote (4) above (funds affiliated with Madrona Ventures).

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers following the Closing of the Merger is set forth in the Proxy Statement section entitled “Management of New Rover After the Business Combination” beginning on page 264 of the Proxy Statement, and that information is incorporated herein by reference.

Independence of Directors

Information with respect to the independence of the directors of the Company following the Closing of the Merger is set forth in the Proxy Statement in the section entitled “Management of New Rover After the Business Combination” in the subsection entitled “Director Independence” beginning on page 267 of the Proxy Statement, and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the board of directors of the Company immediately after the Closing of the Merger is set forth in the Proxy Statement in the section entitled “Management of New Rover After the Business Combination” in the subsections entitled “Audit Committee” beginning on page 267 of the Proxy Statement, “Compensation Committee” beginning on page 268 of the Proxy Statement, and “Nominating and Corporate Governance Committee” beginning on page 269 of the Proxy Statement, and such information is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the named executive officers of the Company is set forth in the Proxy Statement in the section entitled “Rover’s Executive Compensation” beginning on page 199 of the Proxy Statement and Item 5.02 of this Current Report on Form 8-K, and that information is incorporated herein by reference

Director Compensation

A description of the compensation of the board of directors of Caravel before the consummation of the Merger is set forth in the Proxy Statement section entitled “Information About Caravel” in the subsection entitled “Executive Officer and Director Compensation” beginning on page 252 of the Proxy Statement, and that information is incorporated herein by reference.

Following the Closing of the Merger, the board of directors of the Company adopted a new compensation policy for non-employee directors. The form of the Outside Director Compensation Policy is filed as Exhibit 10.16 to this Current Report on Form 8-K and incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement in the sections entitled “Certain Rover Relationships and Related Person Transactions”, “Proposal No. 1—The Business Combination Proposal” in the subsections entitled “Interests of Rover’s Directors and Officers in the Business Combination” and “Interests of Caravel’s Directors and Officers in the Merger”, each of which begins on page 127 of the Proxy Statement and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings concerning the Company set forth in the Proxy Statement in the section entitled “Information About Rover” in the subsection entitled “Legal Proceedings” beginning on page 198 of the Proxy Statement, and that information is incorporated herein by reference.

Market Price of and Dividends on the Company’s Common Equity and Related Stockholder Matters

The information set forth in the section of the Proxy Statement entitled “Price Range of Securities and Dividends” is incorporated herein by reference. Additional information regarding holders of the Company’s securities is set forth below in the section of this Current Report on Form 8-K entitled “Description of the Company’s Securities.”

On August 2, 2021, the Company’s Class A Common Stock and Warrants began trading on the Nasdaq Global Select Market under the new trading symbols “ROVR and “ROVRW”, respectively.

As of the Closing Date, the Company had 157,199,138 shares of Class A Common Stock issued and outstanding and 8,074,164 warrants, each exercisable for one share of Class A Common Stock, at a price of $11.50 per share.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, and that information is incorporated herein by reference.

Description of the Company’s Securities

The description of the Company’s securities is set forth in the section of the Proxy Statement entitled “Description of New Rover’s Securities” beginning on page 273, and that information is incorporated herein by reference.

Immediately following the Closing, the Company’s authorized capital stock consisted of 1,000,000,000 shares of capital stock, $0.0001 par value per share, consisting of 990,000,000 shares of common stock and 10,000,000 shares of preferred stock. No shares of preferred stock were issued and outstanding immediately after the Merger.

Indemnification of Directors and Officers

As noted above in Item 1.01 of this Current Report on Form 8-K, the Company entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, the form of which is attached hereto as Exhibit 10.17 and is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated herein by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On the Closing Date, all of Caravel’s outstanding units separated into their component parts of one share of Class A Common Stock and one-fifth of one warrant to purchase one share of Class A Common Stock at a price of $11.50 per share, and Caravel’s units ceased trading on the Nasdaq Capital Market.

Item 3.02 Unregistered Sales of Equity Securities.

The information with respect to the PIPE Investment set forth in the “Introductory Note” is incorporated herein by reference into this Item 3.02. The PIPE Shares have not been registered under the Securities Act of 1933 in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the consummation of the Merger, Caravel changed its name to Rover Group, Inc. and adopted the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement in the sections entitled “Description of New Rover’s Securities” and “Comparison of Stockholder Rights”, which are incorporated herein by reference.

The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company contain material modifications to the Company’s authorized capital stock, shareholder voting rights, composition of the board of directors, and nomination, liability, indemnification, and removal of directors.

The foregoing descriptions of the modifications to the rights of security holders pursuant to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by the full text of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 4.01Changes in Registrant’s Certifying Accountant

On August 3, 2021, following a meeting of the Audit Committee of the Board, WithumSmith+Brown, PC (“Withum”), who served as the Company’s independent registered public accounting firm prior to the Merger, was informed that it would be dismissed as the Company’s independent registered public accounting firm following its review of the Company’s quarter ended June 30, 2021, which consists only of the accounts of the pre-Transactions special purpose acquisition company. Subsequently, on August 3, 2021, the Audit Committee of the Board approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. PwC previously served as the independent registered public accounting firm for Legacy Rover, which was acquired by the Company on July 30, 2021.

The report of Withum on Caravel’s financial statements as of December 31, 2020 and for the period from September 18, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from September 18, 2020 (Caravel’s inception) to December 31, 2020 and the subsequent interim period through August 3, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its report on Caravel’s pre-Merger financial statements as of December 31, 2020 and for the period from September 18, 2020 (the Company’s inception) to December 31, 2020. During the period from September 18, 2020 (the Company’s inception) to December 31, 2020 and the subsequent interim period through August 3, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for a material weakness in Caravel’s pre-Merger internal control over financial reporting related to the accounting for a significant and unusual transaction related to the warrants Caravel issued in connection with its initial public offering in December 2020.

Caravel provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that Withum furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and if not, stating the respects in which it does not agree.

During the period from September 18, 2020 (Caravel’s inception) through August 3, 2021, neither Caravel nor anyone on its behalf consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Caravel’s financial statements, and neither a written report was provided to Caravel or oral advice was provided that PwC concluded was an important factor considered by Caravel in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.01Changes in Control of the Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K in the sections entitled “Introductory Note” and “Security Ownership of Certain Beneficial Owners and Management” is incorporated herein by reference. Reference is made to the disclosure in the Proxy Statement in the section entitled “The Business Combination Agreement” beginning on page 112 of the Proxy Statement, and that information is incorporated herein by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” is incorporated herein by reference.

2021 Equity Incentive Plan

As previously disclosed at the Special Meeting, the stockholders of the Company considered and approved the 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was approved, subject to stockholder approval, by the Board on July 29, 2021. The 2021 Plan became effective immediately upon the Closing.

A description of the 2021 Plan is included in the Proxy Statement in the section entitled “Proposal No. 5—The Incentive Plan Proposal” beginning on page 167 of the Proxy Statement, and that information is incorporated herein by reference. The foregoing description of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan, which is attached hereto as Exhibit 10.15 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

As previously disclosed at the Special Meeting, the stockholders of the Company considered and approved the 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The 2021 ESPP was approved, subject to stockholder approval, by the Board on July 29, 2021. The 2021 ESPP became effective immediately upon the Closing.

A description of the 2021 ESPP is set forth in the Proxy Statement in the section entitled “Proposal No. 6—The Employee Stock Purchase Plan Proposal” beginning on page 174 of the Proxy Statement, and that information is incorporated herein by reference. The foregoing description of the 2021 ESPP is qualified in its entirety by the full text of the 2021 ESPP, which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Outside Director Compensation Policy

Following the Closing of the Merger, on July 30, 2021, the board of directors of the Company considered and approved the Outside Director Compensation Policy for non-employee directors. The Outside Director Compensation Policy became effective on July 30, 2021.

A description of the Outside Director Compensation Policy is set forth in the Proxy Statement in the section entitled “Management of New Rover After the Business Combination” in the subsection entitled “Outside Director Compensation Policy” beginning on page 270 of the Proxy Statement, and that information is incorporated herein by reference. The foregoing description of the Outside Director Compensation Policy is qualified in its entirety by the full text of the Outside Director Compensation Policy, which is attached hereto as Exhibit 10.16 and incorporated herein by reference.

Master Bonus Plan

Following the Closing of the Merger, on July 30, 2021, the board of directors of the Company considered and adopted the Employee Incentive Compensation Plan (the “Master Bonus Plan”), which was approved by Legacy Rover’s board of directors prior to Closing. The Master Bonus Plan allows the administrator to provide performance-based awards to employees selected to participate. Eligible employees may include the Company’s named executive officers. The Master Bonus Plan became effective on May 18, 2021.

A description of the Master Bonus Plan is set forth in the Proxy Statement in the section entitled “Management of New Rover After the Business Combination” in the subsection entitled “Rover Group Employee Incentive Compensation Plan” beginning on page 204 of the Proxy Statement, and that information is incorporated herein by reference. The foregoing description of the Master Bonus Plan is qualified in its entirety by the full text of the Master Bonus Plan, which is attached hereto as Exhibit 10.13 and incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Following the Closing of the Merger, on July 30, 2021, the Board considered and adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of the Company’s directors, officers and employees. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available on the investor relations page of the Company’s website.

Item 5.06Change in Shell Company Status.

As a result of the Merger, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Merger and the terms of the Business Combination Agreement are included in the Proxy Statement in the sections entitled “Proposal No. 1—The Business Combination Proposal” and “The Business Combination Agreement” and in the information set forth under Item 2.01 in this Current Report on Form 8-K, which are incorporated herein by reference.

Item 7.01.Regulation FD Disclosure.

Rover Group, Inc. announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, and the Company’s website (www.rover.com), and investor relations webpage https://investors.rover.com/. The Company uses these channels, as well as social media, including its Twitter account (@RoverDotCom), LinkedIn account https://www.linkedin.com/company/roverdotcom/, and YouTube page https://www.youtube.com/channel/UCAPW_dKc5hmvDEl8oYnJfdA, to communicate with investors and the public news and developments about the Company and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

Item 9.01Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

The audited financial statements of Legacy Rover as of December 31, 2019 and 2020 and for the years ended December 31, 2018, 2019 and 2020 and the related notes are included in the Proxy Statement beginning on page F-2 and are incorporated herein by reference. The condensed consolidated financial statements of Legacy Rover as of March 31, 2021 and for the three months ended March 31, 2020 and 2021 and the related notes are included in the Proxy Statement beginning on page F-42 and are incorporated herein by reference.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth on Exhibit 99.1 hereto and is incorporated herein by reference.

(d)Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

EXHIBIT INDEX

		Incorporated by reference
Exhibit No.	Description	Form	File No.	Exhibit No.	Filing Date	Filed or Furnished Herewith
2.1	Business Combination Agreement, dated as of February 10, 2021, by and among Caravel, Merger Sub, Rover, and Shareholder Representative Services, LLC, as the Securityholder Representative.	S-4	333-253110	2.1	February 16, 2021
3.1	Amended and Restated Certificate of Incorporation of the Company.					X
3.2	Amended and Restated Bylaws of the Company.					X
4.1	Specimen Class A Common Stock Certificate of the Company.					X
4.2	Specimen Warrant Certificate of the Company.	S-1/A	333-250804	4.3	December 1, 2020
4.3	Form of Warrant Agreement between Caravel and American Stock Transfer and Trust Company.	S-1/A	333-250804	4.4	December 1, 2020
10.1	Sponsor Support Agreement, dated as of February 10, 2021, by and among Caravel, Legacy Rover, the Company, and the holders of the Founder Shares.	8-K	001-39774	10.1	February 11, 2021
10.2	Sponsor Backup Subscription Agreement, dated as of February 10, 2021, between Sponsor and Caravel.	8-K	001-39774	10.2	February 11, 2021
10.3	Assignment and Assumption Agreement, dated as of July 26, 2021 between Caravel, TWC Funds and Broad Bay.					X
10.4	Form of Rover Holders Support Agreement.	8-K	001-39774	10.3	February 11, 2021
10.5	Form of PIPE Subscription Agreement.	8-K	001-39774	10.4	February 11, 2021
10.6	Form of Investor Rights Agreement.	8-K	001-39774	10.5	February 11, 2021
10.7	Form of Lock-Up Agreement.	8-K	001-39774	10.6	February 11, 2021
10.8#	Offer Letter from Rover to Aaron Easterly, dated September 2011, as amended March 2012.	S-4/A	333-253110	10.7	May 20, 2021
10.9#	Offer Letter from Rover to Tracy Knox, dated September 2017	S-4/A	333-253110	10.8	May 20, 2021
10.10#	Offer Letter from Rover to Brent Turner, dated January 2014	S-4/A	333-253110	10.9	May 20, 2021
10.11	Loan and Security Agreement, dated May 23, 2018, by and between Silicon Valley Bank and Rover, as amended.	S-4/A	333-253110	10.10	May 20, 2021

10.12	Mezzanine Loan and Security Agreement, dated August 5, 2019, by and among Silicon Valley Bank, WestRiver Innovation Lending Fund VIII, L.P. and Rover, as amended.	S-4/A	333-253110	10.11	May 20, 2021
10.13#	Rover Group, Inc. Employee Incentive Compensation Plan.	S-4/A	333-253110	10.12	May 20, 2021
10.14#	Rover Group, Inc. 2021 Employee Stock Purchase Plan.	S-4/A	333-253110	Annex E	March 29, 2021
10.15#	Rover Group, Inc. 2021 Equity Incentive Plan	S-4/A	333-253110	Annex D	March 29, 2021
10.16#	Rover Group, Inc. Form of Outside Director Compensation Policy					X
10.17#	Rover Group, Inc. Form of Indemnification Agreement					X
16.1	Letter from WithumSmith+Brown, PC as to the change in certifying accountant, dated as of August 5, 2021					X
99.1	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements of the Company as of March 31, 2021 and for the year ended December 31, 2020.					X
104	Cover Page Interactive Data File

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 5, 2021

ROVER GROUP, INC.

By:	/s/ Tracy Knox
Name: Tracy Knox
Title: Chief Financial Officer